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                                EXHIBIT 10.6(c)
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                            LEASE AMENDING AGREEMENT

               THIS AGREEMENT made this 14th day of March, 1995.

B E T W E E N:

                          RONITA PROPERTIES LIMITED

                          (the "Landlord")

                                                              OF THE FIRST PART
                                     -and-

                          LARIZZA INDUSTRIES INC. and
                          MANCHESTER PLASTICS LTD.

                          (the "Tenant")

                                                             OF THE SECOND PART

        WHEREAS by the lease dated the 25th day of March, 1993 (the "Lease"), the Landlord leased to the Tenant, for and during the term (the "Term") expiring on April 14, 2003, certain premises (the "Original Premises") comprising an area of approximately 115,629 square feet in the building (the "Building") known municipally as 165 Milner Avenue, Scarborough, Ontario;

        AND WHEREAS by a lease amending agreement (the "First Lease Amending Agreement") dated the 25th day of June, 1993, the landlord leased additional premises (the "First Additional Premises") comprising approximately 10,631 square feet (inclusive of 1% gross up factor) in the Building for a term commencing August 1, 1993 and expiring April 14, 2003;

        AND WHEREAS by a lease amending agreement (the "Second Lease Amending Agreement") dated the 17th day of February, 1994, the Landlord leased additional premises (the "Second Additional Premises") comprising approximately 14,115 square feet (inclusive of 1% gross up factor) in the Building for a term commencing January 1, 1994 and expiring April 14, 2003;

        AND WHEREAS the Landlord is desirous of leasing to the Tenant, and the Tenant is desirous of leasing from the Landlord, additional premises comprising the balance of the Building and approximately 27,625 square feet (inclusive of 1% gross up factor) in the Building (the "Third Additional Premises") as outlined in RED on Schedule "A" hereto for a term commencing April 1, 1995 and expiring June 30, 2003;

        AND WHEREAS terms in this Agreement not otherwise defined herein have the same meaning as are attributable to them in the Lease;

        NOW, THEREFORE, in consideration of the sum of Two Dollars ($2.00) paid by and other good and valuable consideration given by each of the parties hereto to the other (the receipt and sufficiency of which is by each of them acknowledged):

1. The Landlord does hereby demise and lease unto the Tenant the Third Additional Premises on an "as is" basis for a term to commence on April 1, 1995 and expire on June 30, 2003 on the terms and conditions set out in the Lease, except as expressly provided for in this Agreement, the First Lease Amending Agreement and the Second Lease Amending Agreement (collectively the "Amending Agreements"). From and after April 1, 1995, the Premises demised by the Lease will be deemed to comprise the entire Building and include the Original Premises, the First Additional Premises, the Second Additional Premises and the Third Additional Premises and to definition of Premises contained in the Lease shall be deemed to include such premises (comprising an aggregate area of 168,000 square feet).

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1A.     Section 2.3 of the Lease is hereby amended to provide that the Term of the Lease in respect of the Premises (all 168,000 square feet) is to expire June 30, 2003.

2. Section 3.2 of the Lease is hereby amended by deleting paragraphs 3.2(a)(iv) -- (ix) and subsection 3.2(d) and replacing same with the following:

  "3.2(a)        (v)    for the period from April 1, 1995 to June 30, 1995
                        at the annual rate of $315,281.25, being monthly instalments of $26,273.43, comprised as follows:

                        (a) in respect of the Original Premises, First Additional Premises and Second Additional Premises (comprising 140,375 square feet and called the "Current Premises"), monthly instalments of $23,395.83;

                        (b) in respect of the Third Additional Premises, at the annual rate of $34,531.25, being $1.25 per square foot of the Rentable Area of the Third Additional Premises, payable in monthly instalments of $2,877.60;


                (vi) for the period from July 1, 1995 to June 30, 1996 at the annual rate of $326,511.25, being monthly instalments of $27,209.27, comprised as follows:

                        (a) in respect of the Current Premises, at the annual rate of $291,980.00, being $2.08 per square foot of the Rentable Area of the Current Premises, payable in monthly instalments of $24,331.67;

                        (b) in respect of the Third Additional Premises, at the annual rate of $34,531.25, being $1.25 per square foot of the Rentable Area of the Third Additional Premises, payable in monthly instalments of $2,877.60;

               (vii) for the period from July 1, 1996 to March 31, 1997 at the annual rate of $337,741.25, being monthly instalments of $28,145.10, comprised as follows:

                        (a) in respect of the Current Premises, at the annual rate of $303,210.00 being $2.16 per square foot of the Rentable Area of the Current Premises, payable in monthly instal-ments of $25,267.50;

                        (b) in respect of the Third Additional Premises, at the annual rate of $34,531.25, being $1.25 per square foot of the Rentable Area of the Third Additional Premises, payable in monthly instalments of $2,877.60;

              (viii) for the period from April 1, 1997 to June 30, 1997, at the annual rate of $362,880.00, being $2.16 per square foot of the Rentable Area of the Original Premises, payable in monthly instalments of $30,240.00;


                (ix) for the period from July 1, 1997 to June 30, 1998, at the annual rate of $378,000.00, being $2.25 per square foot of the Rentable Area of the Premises, payable in monthly instalments of $31,500.00;

                 (x) for the period from July 1, 1998 to June 30, 1999, at the annual rate of $396,480.00, being $2.36 per


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                        square foot of the Rentable Area of the Premises,
                        payable in monthly instalments of $33,040.00;

                 (xi) for the period from July 1, 1999 to June 30, 2000, at the annual rate of $416,640.00, being $2.48 per square foot of the Rentable Area of the Premises, payable in monthly instalments of $34,720.00;

                (xii) for the period from July 1, 2000 to June 30, 2001, at the annual rate of $436,800.00, being $2.60 per square foot of the Rentable Area of the Premises, payable in monthly instalments of $36,400.00;

               (xiii) for the period from July 1, 2001 to June 30, 2002, at the annual rate of $460,320.00, being $2.75 per square foot of the Rentable Area of the Premises, payable in monthly instalments of $38,360.00; and

                (xiv) for the period from July 1, 2002 to June 30, 2003, at an annual rate of $482,160.00, being $2.87 per square foot of the Rentable Area of the Premises, payable in monthly instalments of $40,180.00.

          3.2(d) Basic and Additional Rent shall be adjusted on the basis of actual Rentable Area of the Leased Premises determined to be 168,000 square feet."

3. The deposit set out in subsection 3.3(a) being held as security and on account of last month's Basic Rent, as set out in said section, shall be increased from $35,923.13 to the sum of $42,992.60 (including goods and services tax), requiring an additional payment of $7,069.47.

4. (a) Provided and so long as: (i) the Tenant and the occupant of the whole of the Leased Premises is the Tenant which executed this Agreement: (ii) the Tenant has throughout the Term duly, regularly and punctually paid all of the Rent and observed all the other terms and conditions contained in the Lease;
(iii) the Tenant maintains the Building and property as would a prudent owner and notifies the Landlord on a timely basis of any necessary repairs or replacements, then the Tenant shall be responsible for maintaining and repairing the Building and the property (except for those structural repairs which are the responsibility of the Landlord pursuant to the Lease), in which case the Tenant shall pay the costs set out in section 5.2(b)(ii)-(x), inclusive, directly.

   (b) Section 5.2(b)(xii) is hereby amended with effect from February 15, 1995, by replacing the sum of "3%" with the sum of "1.5%".

5. Section 6.1 of the Lease is hereby amended to provide that the Tenant shall transfer the Utility account for the Building to its name and shall pay all amounts in respect thereof directly to the supplier thereof and no administration fee is payable to the Landlord in respect thereof.

6. Section 15.15 of the Lease is hereby amended by deleting the sum of "$445,813.10" on the top of page 31 (as amended by the Second Amending Agreement) and replacing same with the sum of "$533,551.20".

7. All covenants, conditions and agreements contained in the Lease shall remain in full force and effect and unamended except as otherwise expressly herein set forth. The Landlord and Tenant hereby mutually covenant that they will perform and observe the terms, covenants, conditions and agreements contained in the Lease (as amended by this agreement) as fully and faithfully as if such terms, covenants, conditions and agreements had been repeated herein in full.


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8.  This Agreement shall enure to the benefit of and be binding upon the respective parties hereto, their successors and permitted assigns.


                                        RONITA PROPERTIES LIMITED

                                        Per:
                                             ------------------------------
                                                                            c/s
                                        Per:
                                             ------------------------------


                                        LARIZZA INDUSTRIES INC.

                                        Per: /s/ TERENCE C. SEIKEL
                                             ------------------------------
                                                                            c/s
                                        Per:
                                             ------------------------------


                                        MANCHESTER PLASTICS LTD.

                                        Per: /s/ M.J. PROKOPETZ
                                             ------------------------------
                                                                            c/s
                                        Per:
                                             ------------------------------